UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

TriCo Bancshares

(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive, Chico, California		95973
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

TriCo Bancshares (the “Company”) held its annual meeting of shareholders on May 21, 2019 (the “2019 Annual Meeting”). As of the record date for the annual meeting, there were 30,432,419 shares of common stock outstanding entitled to vote on all proposals presented at the annual meeting. At the annual meeting, the Company’s shareholders (i) elected all 12 nominees to the Company’s Board of Directors, (ii) approved the 2019 Equity Compensation Plan, (iii) approved the compensation of the Company’s executive officers on an advisory (nonbinding) basis, and (iv) ratified the selection of Moss Adams, LLP as the Company’s principal independent auditor for 2019. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting (if fractional share – rounded).

1.	Election of the following 12 nominees to the Company’s Board of Directors:

Nominee	For	Withheld	Abstained/ Broker Non-Votes
Donald J. Amaral	22,281,482	666,473	4,277,261
Thomas G. Atwood	22,661,882	286,073	4,277,261
William J. Casey	21,249,078	1,698,876	4,277,261
L. Gage Chrysler III	21,967,726	980,229	4,277,261
Craig S. Compton	21,855,905	1,092,050	4,277,261
Cory W. Giese	22,705,794	242,161	4,277,261
John S. A. Hasbrook	21,858,167	1,089,788	4,277,261
Michael W. Koehnen	21,856,831	1,091,124	4,277,261
Martin A. Mariani	22,592,480	355,475	4,277,261
Thomas C. McGraw	22,422,460	525,495	4,277,261
Richard P. Smith	22,664,770	283,185	4,277,261
W. Virginia Walker	22,582,826	365,129	4,277,261

2.	2019 Equity Compensation Plan:

Votes
For	21,827,124
Against	807,842
Abstain	314,464
Broker Non-Votes	4,277,261

3.	Advisory (nonbinding) resolution to approve the compensation of the Company’s executives:

Votes
For	21,624,052
Against	890,579
Abstain	434,799
Broker Non-Votes	4,277,261

4.	Ratification of Moss Adams LLP as the Company’s independent public accountants for the 2019 fiscal year:

Votes
For	26,731,225
Against	217,479
Abstain	277,987
Broker Non-Votes	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2019	TRICO BANCSHARES
(Registrant)

	By:	/s/ Gregory A. Gehlmann
Gregory A. Gehlmann
Senior Vice President, General Counsel